EXHIBIT 99.4

                                                                  EXECUTION COPY


                             SUBSERVICING AGREEMENT

This SUBSERVICING AGREEMENT (this "Agreement") is entered into as of March 27, 2002, by and between SunTech, Inc., a Mississippi corporation (the "Subservicer") and The Student Loan Corporation, a Delaware corporation (the "Servicer").

                                   WITNESSETH:

      WHEREAS, the Servicer provides servicing functions for SLC Student Loan Trust-I (the "Issuer") that include servicing and holding student loans which are guaranteed under a guarantee program established pursuant to the requirements of the Higher Education Act of 1965, as amended (the "Student Loans"); and

      WHEREAS, such services are provided by the Servicer to the Issuer pursuant to a Servicing Agreement, dated as of March 27, 2002, (the "Servicing Agreement") between the Issuer and the Servicer, a copy of which has been provided to the Subservicer; and

      WHEREAS, the Subservicer is engaged in the business of providing, among other things, loan servicing services for Student Loans; and

      WHEREAS, the Servicer wishes to retain the Subservicer to service certain Student Loans owned by the Issuer as beneficial owner and by Bankers Trust Company as Eligible Lender Trustee which are required to be serviced by the Servicer under the Servicing Agreement (such Student Loans subject to this Agreement are the Student Loans referenced from time to time in Exhibit A (the Loan Transfer Addendum) to the Loan Sale and Contribution Agreement, dated as of March 27, 2002, by and between the Depositor and the Issuer, as designated therein as being serviced by the Subservicer, referred to herein as the "Subserviced Student Loans"), and the Subservicer wishes to undertake the obligation to service all such Subserviced Student Loans in accordance with the requirements of the Higher Education Act of 1965, as amended, regulations promulgated thereunder by the U.S. Department of Education and requirements issued by any applicable guarantor (collectively, the "Higher Education Act") and under the terms hereinafter set forth.

      NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the Servicer and the Subservicer agree as follows:

1. Definitions. Capitalized terms which are not otherwise defined in this Agreement shall have the meanings ascribed thereto in Appendix A to that certain Indenture of Trust, dated as of March 27, 2002, by and between the Issuer and Bankers Trust Company, as Indenture Trustee (the "Indenture").

2.    Servicing Requirement and Engagement of Subservicer

The Servicer hereby authorizes and appoints the Subservicer to act as its agent for the limited purpose of servicing the Subserviced Student Loans. The Subservicer agrees to perform such functions in compliance with all requirements of the Higher Education Act and all other applicable laws and regulations, and in accordance with the terms and conditions of this Agreement.

The authorization granted by this Agreement includes, but is not limited to, correspondence and communication with any Guaranty Agency or the U.S. Department of Education regarding the Subserviced Student Loans, the assignment of claims to any guarantor or insurer, communication with borrowers and any other communication, correspondence, signature or other act required to service the Subserviced Student Loans in accordance with requirements of the Higher Education Act or regulations promulgated by any Guaranty Agency.

3.    Subservicer Compensation

      a. The Servicer shall pay compensation to the Subservicer for its services hereunder as may be reasonably agreed to from time to time between the Servicer and the Subservicer.

      b. The Subservicer shall submit an invoice monthly to the Servicer, and the Servicer shall remit payment for services performed as shown on that invoice.

      c. Payment is due within thirty (30) days after receipt of the billing package. The billing package shall consist of an invoice and supporting documentation.

      d. The Subservicer acknowledges that the Issuer shall be entitled to receive all payments of principal, interest and late charges received with respect to the Subserviced Student Loans and that the Subservicer shall have no right to retain such amounts as payment of any fees due the Subservicer from the Servicer under the terms of this Agreement. The Servicer hereby authorizes the Subservicer to assess, collect and retain any charges which the Servicer or the Issuer is permitted by law or regulation to assess with respect to not sufficient fund ("NSF") processing or other collection costs.

      e. If costs beyond the control of the Subservicer shall increase, including, without limitation, postal rates, or the imposition of any tax or assessment not currently being charged against the fees of the Subservicer, then the Subservicer shall provide the Servicer with ninety (90) days prior written notice (and including supporting documentation) of such proposed increased costs and expenses. If the Servicer accepts such increased costs and expenses, the increased costs and expenses will go into effect at the end of such ninety
            (90) day period. If the Servicer objects to such fee increase and the Subservicer fails to agree to reduce or eliminate the increase in a manner satisfactory to the Servicer, then the Servicer may cause an early termination to occur and the Subserviced Student Loans will be deconverted at cost within one hundred and eighty
            (180) days of receipt of said notice.

      f. If the Subservicer's costs and expenses are increased due to changes in the manner of servicing the Subserviced Student Loans as a result of changes in the Higher Education Act or the interpretation thereof or due to changes in Guaranty Agency requirements, then ninety (90) days after delivery of written notice to the Servicer the Subservicer may increase servicing fees payable hereunder to reasonably reflect such costs and expenses. However, no such increase shall take effect until the Subservicer provides supporting documentation to the Servicer that justifies such increase. In the event the parties do not agree on the interpretation of the changes to the Higher Education Act, then either party may terminate this Agreement upon ninety (90) days written notice to the other party; provided, however, that the Subservicer shall not terminate this Agreement unless and until the Servicer shall have entered into another agreement similar to this with the Subservicer or another Subservicer.

            If the Servicer believes the cost for services under this Agreement is lowered by changes in regulations, law or processing, the Servicer will submit a proposed fee schedule to the Subservicer. If the Subservicer does not reject the schedule, the fees will go into effect ninety (90) days thereafter. In the event that the parties do not agree to the fee schedule, the Servicer may terminate this Agreement upon ninety (90) days written notice to the Subservicer.

4.    Subserviced Student Loan Subservicing

The Subservicer covenants and agrees to service each Subserviced Student Loan in compliance with all requirements of the Higher Education Act, the Guarantee Agreements and all other applicable laws and regulations, to perform all services and duties customary to the servicing of Student Loans, including all collection practices and to do so in the same manner as the Subservicer has serviced Student Loans for parties other than the Servicer. Without limiting the foregoing, in fulfillment of its obligations hereunder, the Subservicer shall:

      a. Maintain a complete and separate file for the Subserviced Student Loans of each borrower, which file shall include all documentation and correspondence related to the Subserviced Student Loans.

      b. Investigate Subserviced Student Loans that became delinquent and establish and maintain systems for sending out statements, payment coupons and charging and collecting late payment fees in accordance with provisions of the Higher Education Act and all other applicable laws and regulations.

      c. Perform the actions necessary to maintain the guarantee and/or insurance on each Subserviced Student Loan at all times.

      d. Exercise "due diligence" as that term is defined in the Higher Education Act and in Section 5 hereof.

      e. Prepare and maintain accounting records with respect to the Subserviced Student Loans; process refunds and other adjustments; process address changes and maintain address records.

      f. Collect all payments with respect to the Subserviced Student Loans and deposit all such payments into the Revenue Fund established under the Indenture, including without limitation guarantee payments, Interest Subsidy Payments and Special Allowance Payments with respect to the Subserviced Student Loans. The Subservicer shall remit collected funds by automated clearing house within one (1) business day of receipt to the Indenture Trustee. The Subservicer shall also prepare reports and submit the same to the Servicer and Issuer or its designee within fifteen (15) business days after the end of each quarter as required to assure payment by the Secretary of Education of Interest Subsidy and Special Allowance Payments.

      g. Retain summary records of contacts, follow-ups and collection efforts, and records of written correspondence relating to the Subserviced Student Loans of each borrower sufficient to ensure claim payment.

      h. Process adjustments including NSF checks, status changes, forbearances, deferments and Subserviced Student Loans paid in full.

      i. Prepare and transmit to the Servicer or its designee reports, including but not limited to ED Form 799, required by the U. S. Department of Education or any Guaranty Agency regulations.

      j. In the case of deli nquent and defaulted Subserviced Student Loans, promptly take the actions necessary to investigate, file and prove a claim for any loss with the Guaranty Agency as required, and assume responsibility for communication and contact with the Guaranty Agency to accomplish recovery on such defaulted Subserviced Student Loans.

      k. At all times identify the Issuer and the Issuer's eligible lender trustee as the owners of the Student Loan and identify the Indenture Trustee as a party which maintains a security interest in the Subserviced Student Loan.

      l. Maintain a duplicate or copy of the file (which may be in the form of computer tape, microfilm or other electronic image) for each borrower at an off-site location.

      m. Maintain the original file in fireproof cabinets or in other fireproof storage sufficient to protect the contents from a temperature of 1600 degrees Fahrenheit for one hour.

      n. (i) Prepare and furnish to the Servicer, Issuer and the Indenture Trustee, by the 10th business day of each month, reports with respect to the Subserviced Student Loans substantially in the form attached hereto as Exhibit A-1; and (ii) prepare and furnish to the Servicer, Issuer and the Indenture Trustee by March 31 of each year, commencing March 31, 2003, reports with respect to the Subserviced Student Loans substantially in the form attached hereto as Exhibit A-2.

      o.    Obtain and maintain or cause to be obtained and maintained in force
            (i) a fidelity bond in an amount of at least $1,000,000 upon all personnel of the Subservicer insuring against any loss or damage which the Servicer, Issuer or the Subservicer might suffer as a consequence of any fraudulent or dishonest act of such personnel; and (ii) errors and omissions insurance coverage in an amount equal to at least $2,000,000 for all its customers.

      p. Immediately respond to any communication received which is in the nature of a complaint. Promptly answer all inquiries from borrowers or the Servicer or Issuer pertaining to the Subserviced Student Loans, disbursements, refunds or school status. Such inquiries may, if necessary, be referred to the educational institution the student attended or is attending. The Subservicer shall have no responsibility with respect to any dispute between the student and the educational institution regarding tuition, fees or refunds.

      q. Establish and maintain a method for charging and collecting late payment fees in accordance with provisions of the Higher Education Act and all other applicable laws and regulations.

      r. The Subservicer shall act as custodian and bailee with respect to all original documents and shall hold them subject to the lien of the Indenture in favor of the Indenture Trustee and pursuant to the Custody Agreement substantially in the form of Exhibit B hereto. The Subservicer agrees to enter into any reasonable custodian, bailment or similar agreement reasonably required by the Servicer with respect to perfecting and protecting the security interests of any secured party.

      s. If any Subserviced Student Loan has lost its guarantee and/or insurance due to the actions of any prior servicer, or Subservicer, or holder of the Subserviced Student Loan, the Subservicer will, at the written request of the Servicer, use its best efforts to reinstate such guarantee or insurance; provided, however, that the Subservicer makes no representation that such reinstatement will occur. Such services shall be provided at the cost agreed upon by the Servicer and the Subservicer.

      t. If requested by the Servicer, the Subservicer shall remit monthly rebate fees to the U.S. Department of Education with respect to the Subserviced Student Loans. Upon receipt of satisfactory documentation, the Servicer shall promptly wire or cause the Issuer to wire transfer to the Subservicer, from amounts held under the Indenture, the amount of funds required to pay such fees. The Subservicer shall provide the Servicer and Issuer, on a monthly basis, with information needed to determine the monthly rebate fees.

5.    Due Diligence

The Subservicer covenants and agrees that in discharging its obligations hereunder it shall:

      a. Exercise due diligence in the servicing and collection of all Subserviced Student Loans as the term "due diligence" is used in the Higher Education Act and further defined in the regulations of the applicable guarantor.

      b. Exercise reasonable care and diligence in the administration and collection of all Subserviced Student Loans utilizing collection practices in accordance with applicable Federal and State collection practices, laws and regulations promulgated thereunder.

      c. Administer and collect the Subserviced Student Loans in a competent, diligent and orderly fashion, and in accordance with the requirements of the Higher Education Act.

      d. Exercise reasonable care and diligence in those aspects of the administration of the Subserviced Student Loan program which are within its area of responsibility.

6.    Right of Inspection; Audits

The Servicer, the Issuer, the Indenture Trustee or any governmental agency having jurisdiction over any of the same shall have the right from time to time during normal business hours to examine and audit any of the Subservicer's records pertaining to any Subserviced Student Loan being serviced, provided, however, that such activities shall not unreasonably disrupt the Subservicer's normal business operation.

7.    Compliance Report

The Subservicer agrees that it shall permit, not more than once per year, the Servicer, the Issuer, the Indenture Trustee or its designee to conduct or have conducted a procedural audit regarding the Subservicer's compliance with the requirements of the Higher Education Act or the terms of this Agreement. Such audits shall be at the expense of the Servicer.

8.    Representations, Warranties, and Covenants of Subservicer

The Subservicer makes the following representations, warranties and covenants to the Servicer on the date of this Agreement. The Subservicer shall be deemed to have repeated the representations and warranties in clauses (a), (b), (g), (h),
(i), (j) and (m) on each date on which a new series of Notes is issued under the
Indenture.:

      a. The Subservicer (i) is duly incorporated, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated; (ii) is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature and extent of its business and properties require due qualification and good standing; (iii) possesses all requisite authority, permits and power to conduct its business as is contemplated by this Agreement including, without limitation, eligibility as a third-party servicer under the Higher Education Act; and (iv) is in compliance with all applicable laws and regulations.

      b. The execution and delivery by the Subservicer of this Agreement and the performance of its obligations hereunder (i) are within its corporate power, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or filing with any governmental agency, except for any action or filing that has been taken or made on or before the date of this Agreement, and (iv) do not violate any provision of its articles of in corporation or bylaws.

      c. The Subservicer will satisfy all of its obligations relating to the Subserviced Student Loans, maintain in effect all qualifications required in order to service the Subserviced Student Loans and comply in all material respects with all requirements of law if a failure to comply would have a materially adverse effect on the interest of the Issuer.

      d. The Subservicer will not permit any rescission or cancellation of a Subserviced Student Loan except as ordered by a court or other government authority or as consented to by the Eligible Lender Trustee and the Indenture Trustee, except that it may write off any delinquent loan if the remaining balance of the borrower's account is less than $50.

      e. The Subservicer will do nothing to impair the rights granted to the Noteholders under the Indenture, except for such actions as may be required by the Higher Education Act or other applicable law.

      f. The Subservicer will not reschedule, revise, defer or otherwise compromise payments due on any Subserviced Student Loan except during any applicable interest only, deferral or forbearance periods or otherwise in accordance with all applicable standards and requirements for servicing of the Subserviced Student Loans.

      g. All Subservicer financial statements delivered to the Servicer were prepared according to U.S. generally accepted accounting principles ("GAAP") consistently applied and present fairly, in all material respects, the financial condition, results of operations and cash flows of the Subservicer as of, and for the portion of the fiscal year ending on their date or dates (subject, in the case of financial statements other than annual ones, only to normal year-end adjustments).

      h. No event which could cause a material adverse effect on the Subservicer's financial condition has occurred, and if such event shall occur, the Subservicer shall promptly give the Servicer and Issuer notice thereof.

      i. The Subservicer is not subject to, or aware of the threat of, any litigation that is reasonably likely to be determined adversely to it and that, if so adversely determined, would have a material adverse effect on its financial condition or its ability to meet its obligations under this Agreement and no outstanding or unpaid judgments against the Subservicer exist, and if such event shall occur, the Subservicer shall promptly give the Servicer notice thereof.

      j. The Subservicer's examination process did not disclose or create any basis upon which to believe that each Subserviced Student Loan for which a certificate has been delivered under the Custody Agreement, except as indicated in such certificate, (i) is not in compliance in all material respects with all laws and rules and regulations with respect to the guaranty thereof, and (ii) does not conform to the applicable requirements of eligibility for guaranty.

      k. The Subservicer agrees to maintain it's servicing system so that it will continue to provide all services required under this Agreement.

      l. Until all Subserviced Student Loans serviced hereunder have been repaid in full, or paid as a claim by a guarantor, or transferred to the Servicer or another Subservicer, the Subservicer agrees as follows:

            (i) The Subservicer shall cause to be furnished to the Servicer such financial statements as the Servicer may reasonably request, including quarterly unaudited financial statements within thirty (30) days after the conclusion of each fiscal quarter, and annual financial statements within ninety (90) days after the end of each fiscal year audited by Horne CPA Group or nationally recognized independent certified public accounts and such other information with respect to its business affairs, assets, and liabilities as the Servicer may reasonably request.

            (ii) The Subservicer shall maintain books, records and accounts necessary to prepare financial statements according to GAAP and maintain adequate internal financial controls.

            (iii) The Subservicer shall maintain all licenses, permits, and franchises necessary for its business.

      m. This Agreement will, upon execution and delivery by all parties thereto, constitute a legal and binding obligation of the Subservicer, enforceable against the Subservicer according to its terms.

9.    Representations and Warranties of Servicer

The Servicer represents and warrants to the Subservicer on the date of this
Agreement:

      a. The Servicer (i) is duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is formed;
            (ii) is duly qualified to transact business as a Delaware corporation; and (iii) possesses all requisite authority, permits and power to conduct its business as is contemplated by this Agreement.

      b. The execution and delivery by the Servicer of this Agreement and the performance of its obligations hereunder (i) are within its organizational power; (ii) have been duly authorized by all necessary action; (iii) require no action by or filing with any governmental agency, except for any action or filing that has been taken or made on or before the date of this Agreement; and (iv) do not violate any provision of its certificate of incorporation or by-laws.

      c. This Agreement will, upon execution and delivery by all parties thereto, constitute a legal and binding obligation of the Servicer, enforceable against the Servicer according to its terms.

      d. The Servicer is not subject to, or aware of the threat of, any litigation that is reasonably likely to be determined adversely to it and that, if so adversely determined, would have a material adverse effect on its financial condition relevant to this Agreement.

10.   Subservicer Default

Each of the following constitute a "Subservicer Default" hereunder:

      a. any failure by the Subservicer to deliver to the Indenture Trustee for deposit in any of the Trust Accounts any payment required by the Basic Documents, which failure continues unremedied for one business day after written notice of such failure is received by the Subservicer from the Servicer, the Eligible Lender Trustee, the Indenture Trustee or the Administrator or after discovery of such failure by an officer of the Subservicer; or

      b. any breach of a representation or warranty of the Subservicer contained in Section 8 of this Agreement or failure by the Subservicer duly to observe or to perform in any material respect any term, covenant or agreement set forth in this Agreement, which breach or failure shall (i) materially and adversely affect the rights of Noteholders or any Derivative Product Counterparties and
            (ii) continue unremedied for a period of sixty (60) days after the date of discovery of such failure by an officer of the Subservicer or on which written notice of such failure, requiring the same to be remedied, shall have been given to the Subservicer, by the Indenture Trustee, the Eligible Lender Trustee or the Administrator; or

      c.    an Event of Bankruptcy occurs with respect to the Subservicer; or

      d. any failure by the Subservicer to comply with any requirements under the Higher Education Act resulting in a loss of its eligibility as a third-party servicer.

Subservicer Default does not include any failure of the Subservicer to service a Subserviced Student Loan in accordance with the Higher Education Act, so long as the Subservicer is in compliance with its obligations under this Agreement and as long as the Subservicer has deposited the amount of any payments lost as a result of the Subservicer's actions in the Revenue Fund.

11.   Rights Upon Subservicer Default

In each and every case, so long as the Subservicer Default shall not have been remedied, the Servicer, by notice in writing to the Subservicer may terminate all the rights and obligations (other than the obligations set forth in Section 19 hereof) of the Subservicer under this Agreement. As of the effective date of termination of the Subservicer, all authority and power of the Subservicer under this Agreement, whether with respect to the Notes or the Subserviced Student Loans or otherwise, shall, without further action, pass to and be vested in the Servicer or the Indenture Trustee or such successor Subservicer as may be appointed, and all files shall be disposed of pursuant to the procedures proscribed by Section 14 hereof.

The Subservicer shall cooperate with the successor Subservicer, the Servicer, the Indenture Trustee and the Eligible Lender Trustee in effecting the termination of the responsibilities and rights of the Subservicer under this Agreement, including the transfer to the successor servicer for administration by it of all cash amounts that shall at the time be held by the Subservicer for deposit, or shall thereafter be received by it with respect to a Subserviced Student Loan. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Subserviced Student Loan files to the successor servicer and amending this Agreement and any other Basic Documents to reflect such succession of servicer pursuant to this Section 11 shall be paid by the Subservicer (other than the Indenture Trustee acting as the servicer under this Section 11) upon presentation of reasonable documentation of such costs and expenses.

12.   Term

The term shall commence as of the date of this Agreement and shall continue for an initial period of three (3) years. At the expiration of the initial term, the term shall automatically extend for one (1) additional year each year thereafter, unless either party gives ninety (90) days written notice prior to the end of the initial term or any extension of the term.

13.   Termination

This Agreement will terminate upon the occurrence of the earlier of (i) the termination of the Indenture; (ii) termination of the Servicing Agreement; (iii) early termination pursuant to Sections 3(e) or 11 hereof; (iv) payment in full of all of the Subserviced Student Loans being serviced hereunder; and (v) termination pursuant to Section 12 hereof.

In the event of termination of this Agreement, the Servicer shall remain liable for all fees due hereunder. Termination shall be made without prejudice to any other rights or remedies either party may have at law or in equity. The obligations of the Subservicer under Section 4 hereof, and the representations and warranties in Section 8 hereof, shall survive any termination of this Agreement and shall remain in effect for all Subserviced Student Loans while such Subserviced Student Loans are serviced by the Subservicer. The rights and obligations of the Subservicer contained in Section 19 hereof shall survive termination of this Agreement. In the event that servicing on any Subserviced Student Loan is transferred to a successor subservicer, such successor subservicer shall be required by the Servicer to engage in reasonable good faith efforts to obtain payment on any claim initially rejected by a guarantor for payment including, without limitation, involving the Subservicer in such effort, where the reason for claim denial relates to the period during which the Subservicer serviced such Subserviced Student Loan hereunder. However, if the cause for claim denial is reasonably attributable to the Subservicer actions or inactions, the Subservicer shall be responsible therefore.

14.   Disposition of Files on Termination

Upon termination of this Agreement, all files (physical and electronic) held by the Subservicer with respect to Subserviced Student Loans shall be promptly transferred to the Servicer or its designee in such form as the Servicer reasonably requests. The Servicer shall be responsible for payment of reasonable expenses related to the transfer of the records unless the Servicer is removing the Subserviced Student Loans because of a breach by the Subservicer. In such instance, the Subservicer shall bear the cost of deconverting and transferring the Subserviced Student Loan documentation.

15.   Independent Contractor

The Subservicer is an independent contractor and is not, and shall not hold itself out to be, the agent of the Servicer except for the limited specific purposes set forth in this Agreement.

16.   Correspondence; Disclosure

The parties hereto acknowledge and agree that the Subservicer will handle all communication with borrowers necessary to provide its services hereunder. Data regarding Subserviced Student Loans shall be disclosed only to the Servicer, the Issuer, the Indenture Trustee, the Administrator or the respective borrower, unless otherwise required by law or certain financing covenants.

17.   Cooperation

Each party covenants and agrees to cooperate fully with the other to facilitate the transactions contemplated by this Agreement.

18.   Amendments

This Agreement may be amended, supplemented or modified only by written instrument duly executed by the Servicer and the Subservicer.

19.   Indemnification and Liability

      a. If the Subservicer is required to appear in, or is made a defendant in any legal action or proceeding commenced by any party other than Servicer with respect to any matter arising hereunder, the Servicer shall indemnify and hold the Subservicer harmless from all loss, liability, or expense (including reasonable attorney's fees) except for any loss, liability or expense arising out of or relating to the Subservicer's willful misconduct or negligence with regard to the performance of services hereunder or breach of its obligations hereunder or under the Custody Agreement. Subject to the limitations set forth in paragraph 19(b) hereof, the Subservicer shall indemnify and hold the Servicer harmless from all loss, liability and expense (including reasonable attorney's fees) arising out of or relating to the Subservicer's willful misconduct or negligence with regard to performance of services hereunder or breach of its obligations hereunder or under the Custody Agreement, provided that in no event shall the Subservicer be responsible or liable for any incidental, special or consequential damages with respect to any matter whatsoever arising out of this Agreement.

      b. If a Subserviced Student Loan is denied the guarantee by the Guaranty Agency or the loss of federal interest, special allowance, and/or insurance benefits, the Subservicer shall have the right to take any action not prohibited by law or regulation to reduce its losses, if any, hereunder, including but not limited to curing, at its own expense, any due diligence or other servicing violation. If any lost guarantee is not reinstated within nine (9) months of the date the Subservicer learns of the loss of the guarantee on a Subserviced Student Loan, the Subservicer shall take actions which make the Servicer and the Issuer whole with respect to the Subserviced Student Loan while maintaining the eligibility for future reinstatement of the guarantee; provided, however, the Subservicer may delay taking such actions by giving written notice to the Servicer not less often than each ninety (90) days that the Subservicer has reason to believe that the guarantee will be reinstated within time frames permitted by regulations. If the Subservicer gives notice of such delay, the Subservicer agrees to pay any accrued interest on the Subserviced Student Loan that may be uninsured. The Servicer agrees to use its best efforts to cause the repurchase, at par plus insured interest and benefits thereon, of any Subserviced Student Loan which is cured and is reinsured subsequent to its sale by the Servicer pursuant to actions taken by the Subservicer to make the Servicer and the Issuer whole and if the sale was to an eligible lender, to the extent the Servicer makes available, funds therefor.

      c. The Subservicer shall have no responsibility for any error or omission (including due diligence violations) which occurred prior to the date the Subservicer assumed responsibility for servicing the Subserviced Student Loan, nor shall the Subservicer be responsible for losses, damages or expenses arising from any change in law or regulation which retroactively imposes additional requirements for documentation or servicing actions, provided that the Subservicer has made best efforts to comply with retroactive additional requirements.

20.   Confidentiality

The contents of this Agreement, together with all supporting documents, exhibits, schedules, and any amendments thereto which form the basis of the business relationship between the Servicer and the Subservicer, insofar as the same relate to the fees charged by the Subservicer, shall be held in confidence by both parties and shall not be disclosed or otherwise discussed with any third party (unless required by law or regulation) except outside counsel or independent accounts or in connection with the offer and sale of securities issued or to be issued under the Indenture, without the prior written consent of the other party.

21.   Sale or Transfer of Loans; Limitations

The Servicer agrees that if any Subserviced Student Loans are sold under conditions that result in the Subserviced Student Loans being transferred to another Subservicer, whether immediately or at some future date, the Servicer will pay or cause to be paid, at the time such Subserviced Student Loans are transferred, any applicable deconversion fees.

22.   Miscellaneous

      a. Any material written communication received at any time by the Servicer with respect to a Subserviced Student Loan or a borrower shall be promptly transmitted by the Servicer to the Subservicer. Such communications include but are not limited to letters, notices of death or disability, adjudication of bankruptcy and like documents, and forms requesting deferment of repayment or loan cancellations.

      b.    This Agreement shall be governed by the laws of the State of New
            York.

      c. All covenants contained herein and the benefits, rights and obligations of the Servicer hereunder, shall be binding upon and inure to the benefit of the legal representatives, successors and assigns of the Servicer, including but not limited to, any successor entity acquiring or succeeding to the assets of the Servicer.

      d. The Subservicer may not assign its rights or obligations hereunder without obtaining the Servicer's prior written consent.

      e. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be deemed to constitute but one and the same instrument.

      f. If any provisions of this Agreement shall be held, or deemed to be, or shall in fact be inoperative or unenforceable as applied in any particular situation, such circumstance shall not have the effect of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or paragraphs herein contained shall have no effect on the remaining portions of this Agreement or any part hereof.

      g. All notices, requests, demands or other instruments which may or are required to be given by either party to the other, shall be in writing and each shall be deemed to have been properly given when delivered personally on an officer of the party to whom such notice is to be given, upon receipt thereof when mailed postage prepaid by registered or certified mail, requesting return receipt, or upon confirmed facsimile transmission, addressed as follows:

            If intended for the Servicer:

            The Student Loan Corporation
            750 Washington Boulevard
            9th Floor
            Stamford, CT 06901
            Attention: Steven J. Gorey
            Fax No.:   (203) 975-6299

            If intended for the Subservicer:

            SunTech, Inc.
            6510 Old Canton Road
            Ridgeland, MS 39157
            Attention: President
            Fax No.: (601) 899-4319

            Either party may change the address to which subsequent notices are to be sent to it by written notice to the other given as aforesaid, but any such notice of change, shall not be effective until the second business day after it is mailed.

      h. This Agreement may not be terminated by any party hereto except in the manner and with the effect herein provided.

      i. When the context of this Agreement so requires or implies, references to the Servicer include any applicable trustee.

      j. If either party cannot fulfill its obligations (other than the payment of money), in part or in whole, due to a force or event outside its control, such obligations of that party shall be suspended and such party shall not be liable to the other party for any failure to perform hereunder as a result.

      k. The parties hereto agree to execute or cause to be executed the Limited Power of Attorney, attached hereto as Exhibit C.

      l. The Subservicer has and agrees to maintain a disaster recovery plan which, in its reasonable opinion, will permit it to continue operations without undue interruption in the event of fire, disaster, labor disruption, or Act of God.

      m.    EACH PARTY TO THIS AGREEMENT WAIVES ITS RIGHT TO A JURY TRIAL.

IN WITNESS WHEREOF, the parties have hereunto set their hands by their duly authorized officers as of the day and year first above written.




                                      SUNTECH, INC., as
                                         Subservicer,




                                      By: /s/ Malcolm Lightsey
                                          --------------------------------------
                                          Name: Malcolm Lightsey
                                          Title: Chairman



                                      THE STUDENT LOAN CORPORATION, as
                                         Servicer



                                      By: /s/ Steven J. Gorey
                                          --------------------------------------
                                          Name:  Steven J. Gorey
                                          Title: Chief Financial Officer

                                                                     EXHIBIT A-1

                               SUBSERVICER REPORTS
                               -------------------

                                                                     EXHIBIT A-2

                                 ANNUAL REPORTS
                                 --------------

                                                                       EXHIBIT B

                                CUSTODY AGREEMENT
                                -----------------

                                                                       EXHIBIT C

                            LIMITED POWER OF ATTORNEY
                            -------------------------


                                   WITNESSETH:

      WHEREAS, The Student Loan Corporation, a Delaware corporation (the "Servicer") and SunTech, Inc., a Mississippi corporation ("Subservicer"), are parties to the SUBSERVICING AGREEMENT, dated as of March 27, 2002 (the "Subservicing Agreement"); and

      WHEREAS, pursuant to the Subservicing Agreement, Subservicer will perform substantially all of the obligations and duties with regard to servicing of certain education loans (the "Subserviced Student Loans")as provided therein; and

      WHEREAS, in order to carry out its obligations under the Subservicing Agreement with respect to the Subserviced Student Loans, Subservicer requires the power to perform certain acts, including but not limited to execution of promissory notes, assignment of notes to guarantors and filing of responses to bankruptcy notices, in the name of Bankers Trust Company, as eligible lender trustee (the "Eligible Lender Trustee") for SLC Student Loan Trust-I.

      NOW THEREFORE, the Subservicer, Issuer and Eligible Lender Trustee agree:

1. That each of the Issuer and Eligible Lender Trustee do hereby make and appoint Subservicer as its true and lawful attorney-in-fact to do all things necessary to carry out Subservicer's obligations under the Subservicing Agreement with respect to the Subserviced Student Loans, including but not limited to the filing of proof of claim with bankruptcy courts. This instrument shall be construed and interpreted as a limited power of attorney (the "Limited Power of Attorney") and is not to be construed as granting any powers to Subservicer other than those necessary to carry out its obligations under the Subservicing Agreement with respect to the Subserviced Student Loans.

2. That this Limited Power of Attorney is effective as of March 27, 2002 and shall remain in force and effect until revoked in writing by the Issuer or Eligible Lender Trustee or until the Subservicing Agreement is terminated. This instrument shall supplement but not replace the powers previously granted to Subservicer in the Subservicing Agreement.

      The undersigned, being duly authorized, has executed this Limited Power of Attorney s of March 27, 2002.



                                    SLC STUDENT Loan TRUST-I,
                                          as Issuer



                                    By:   THE STUDENT LOAN CORPORATION,
                                          as Issuer's Administrator




                                    By:/s/ Steven J. Gorey
                                       -----------------------------------------
                                       Name:Steven J. Gorey
                                       Title: Chief Financial Officer



                                    BANKERS TRUST COMPANY, as Eligible
                                      Lender Trustee




                                    By:/s/ Eileen Hughes
                                       -----------------------------------------
                                       Name:  Eileen Hughes
                                       Title: Vice President

      The undersigned, being duly authorized, accepts the foregoing Limited Power of Attorney for and on behalf of Subservicer, as of March 27, 2002.



                                    SunTech, Inc.,
                                       as Subservicer



                                    By:/s/ Malcolm Lightsey
                                       -----------------------------------------
                                       Name:  Malcolm Lightsey
                                       Title: Chairman